UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 03, 2009 (Date of earliest event reported)
Natural Health Trends Corp. (Exact name of registrant as specified in its charter)

TX (State or other jurisdiction of incorporation)	0-26272 (Commission File Number)	59-2705336 (IRS Employer Identification Number)

2050 Diplomat Drive (Address of principal executive offices)		75234 (Zip Code)
(972) 241-4080 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement

On April 3, 2009, the Company and its wholly-owned subsidiary, NHT Global, Inc., entered into agreements that terminate that certain Founder Compensation Agreement by and among the Company, NHT Global, Inc. (formerly known as Lexxus International, Inc.), Rodney Sullivan and Pam Sullivan, Michael Bray, and Jeff Provost, as amended by that certain Amendment No. 1 to Founder Compensation Agreement.

Under the Founder Compensation Agreement, as amended, NHT Global, Inc. had agreed to pay Rodney and Pam Sullivan $2,000 a week, Michael Bray $2,000 a week, and Jeff Provost $1,000 a week, provided that certain consulting services were provided. Mr. Provost assigned his rights to these payments to the Sullivans. A dispute arose regarding the respective rights and obligations of the parties under the Founder Compensation Agreement, including (without limitation) the amounts, if any, that NHT Global, Inc. is obligated to pay to the Sullivans and Mr. Bray and the services, if any, that the Sullivans and Mr. Bray are required to perform for NHT Global, Inc.

On April 3, 2009, the Company and the Sullivans executed a Settlement Agreement dated as of April 1, 2009, and the Company and Mr. Bray executed a Settlement Agreement dated as of April 2, 2009. Under the Settlement Agreements, the Company agreed to pay the Sullivans and Mr. Bray certain payments through the end of this year, and the Company and NHT Global exchanged mutual releases with the Sullivans and Mr. Bray, respectively, of all further obligations under the Founder Compensation Agreement, as well as any and all claims and causes of action, asserted or unasserted, known or unknown, fixed or contingent, liquidated or unliquidated, existing on or before the date hereof arising from or related to the Founder Compensation Agreement.

Item 2.02. Results of Operations and Financial Condition

On April 3, 2009, Natural Health Trends Corp. issued a release announcing estimated revenue for the quarter ended March 31, 2009. The press release is attached hereto as exhibit 99.1

Item 9.01. Financial Statements and Exhibits

Press Release of Natural Health Trends Corp. dated April 3, 2009

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Natural Health Trends Corp. dated April 03, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 03, 2009	NATURAL HEALTH TRENDS CORP. By: /s/ Gary C. Wallace Gary C. Wallace General Counsel

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Natural Health Trends Corp. dated April 03, 2009